STATEMENTS OF CASH FLOWS (Audited) - USD ($)	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Operating activities:
Net Income	$ (53,102)	$ (3,625)
Changes in assets and liabilities:
Accumulated Depreciation	289	289
Accounts Payable	10,000
Accrued Expenses	1,500
Provision for Income Tax
Net cash provided by operating activities	(41,314)	(3,337)
Financing activities:
Proceeds from issuance of common stock	43,200
Due to related party	800	326
Net cash provided by financing activities	44,000	326
Investing activities:
Purchase of Building
Net cash provided by investing activities
Net increase in cash	2,686	(3,011)
Cash, beginning of period	70	3,081
Cash, end of period	2,756	70
Cash paid during the period
Taxes
Interest